SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 9, 2009
to Prospectus Dated August 18, 2008

Effective February 9, 2009, the following information supplements and amends the information in the Prospectus regarding SBL Fund Series Q (Small Cap Value Series) (the "Series"):

The sections titled "Fund Facts", "Investment Objective" and "Principal Investment Strategies" beginning on page 11 of the Prospectus are amended substantially as follows:

FUND FACTS
Objective:	Long term capital appreciation
Benchmark:	Russell 2000 Value Index

INVESTMENT OBJECTIVE

Series Q seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Series Q pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities, that when purchased, have market capitalizations substantially similar to those of companies in the Russell 2000 Value Index. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $7 million to $3.3 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. Series Q may also invest in ADRs.

The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector. Series Q is subject to the risks associated with investing in small capitalization companies.

Series Q may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

Series Q also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets or to increase returns.

Series Q may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. Series Q may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which Series Q may invest are restricted securities, which may be illiquid.

Under adverse or unstable market conditions, Series Q may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. While Series Q would do so only in an attempt to avoid losses, Series Q may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to Series Q of any upswing in the market.

Series Q is subject to the following principal risks: market risk; smaller companies risk; value stocks risk; foreign securities risk; equity derivatives risk; leverage risk; investment in investment company risk; restricted securities risk; technology stocks risk; and overweighting risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 16 of this Prospectus.

The table under the section titled "Principal Risks" on page 16 of the Prospectus will be updated to indicate that the Series is subject to the following principal risks: Market Risk; Smaller Companies Risk; Value Stocks Risk; Foreign Securities Risk; Equity Derivatives Risk; Leverage Risk; Investment in Investment Company Risk; Restricted Securities Risk; Technology Stocks Risk; and Overweighting Risk.

The information in the "Annual Operating Expenses" table on page 37 of the Prospectus and the corresponding example on page 38 of the Prospectus will be amended substantially as follows to reflect the new lower investment advisory fee payable by the Series to Security Investors, LLC:

SERIES Q (Small Cap Value)
Advisory fee	0.95%
Other expenses	0.18%
Total annual operating expenses	1.13%*
*Based on fees and expenses of Series Q for the fiscal year ended December 31, 2007 and restated to reflect a lower contractual advisory fee effective February 9, 2009.

	1 Year	3 Years	5 Years	10 Years
Series Q (Small Cap Value)	$115	$359	$622	$1,375

The following footnote will be added at the end of the table in the section titled "Management Fees" on page 38 of the Prospectus to reflect the new lower contractual investment advisory fee payable by the Series to Security Investors, LLC:

Effective February 9, 2009, the investment management fee payable by Series Q to the Investment Manager is equal to 0.95% of average daily net assets on an annual basis.

The following sentence will be added at the end of the last paragraph under the section titled "Management Fees" on page 38 of the Prospectus:

In addition, a discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory contract of Series Q, which became effective on February 9, 2009, will be available in Series Q's annual report for the fiscal year ended December 31, 2008.

The following information regarding the new portfolio manager appointed by the Series' investment adviser to manage the Series will be added to the sub-section titled "Portfolio Managers" beginning on page 38 of the Prospectus:

SERIES V (MID CAP VALUE SERIES), SERIES O (ALL CAP VALUE SERIES) AND SERIES Q (SMALL CAP VALUE SERIES)

James P. Schier, Senior Portfolio Manager of the Investment Manager, has managed Series V (Mid Cap Value Series) since its inception in 1997, Series Q (Small Cap Value) since February 9, 2009, and has co-managed Series O (All Cap Value Series) since August 2008. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and a Masters of Business Administration from Washington University. He is a Chartered Financial Analyst charterholder.

All references to the Series, its sub-adviser, Wells Capital Management, Incorporated, and its current portfolio manager in the section titled "Sub-Advisers" beginning on page 40 of the Prospectus and the sub-section titled "Portfolio Managers" beginning on page 41 of the Prospectus will be deleted to reflect the termination of Wells Capital management, Inc. as the Series' current sub-adviser.

Please Retain This Supplement for Future Reference